Exhibit 99.1

FOR IMMEDIATE RELEASE

SOLANA COMPANY – HSDT

Solana Company (NASDAQ: HSDT) Appoints Madelene Gani as Chief Operating Officer and Deputy CFO to Lead Next Phase of Growth

A veteran architect of Gemini’s Asia Pacific expansion, Ms. Gani joins to lead institutional buildout as Solana Company executes on its strategy to drive yield expansion, enhance revenue generation, advance business diversification, and institutionalize the Solana ecosystem.

•	Gani is a proven transformation leader with track record at Hedera Hashgraph, Aptos, Gemini Space Station, and JUUL Labs. She joins to accelerate Solana Company’s next phase of growth.

•	Gani brings deep financial and operational expertise in public companies, global financial infrastructure buildout, and operational scaling that has driven hundreds of millions in value creation across hyper-growth companies.

•	Strategic hire signals Solana Company’s commitment to institutional-grade operations as it expands its digital asset treasury and infrastructure globally.

Newtown, PA, April 9, 2026 – Solana Company (NASDAQ: HSDT or the “Company”) today announced the appointment of Madelene Gani, CPA, as Chief Operating Officer and Deputy Chief Financial Officer, effective April 6, 2026. A battle-tested global finance executive with over 25 years of experience scaling some of the most consequential companies in crypto, fintech, and public markets, Gani represents a landmark hire. She joins at a pivotal moment as the Company started its transition from strategic planning into active execution and business development, positioning itself at the center of Solana’s next super cycle.

“Madelene is not just an operational and financial executive – she is a transformative expert,” said Joseph Chee, Executive Chairman of Solana Company (HSDT). “She has been at the center of some of the most ambitious buildouts in Web3, taking organizations from early stage to global scale at breathtaking speed. Her ability to instill financial discipline, drive and diversify revenue growth, and architect operational infrastructure at institutional scale is exactly what we need as we build for Solana’s next super cycle and position this company as the premier listed vehicle for SOL exposure.”

A Track Record of Transformational Impact

Gani’s career reads as a masterclass in high-stakes financial transformation. Most recently, as CFO and COO of Hedera Hashgraph, she executed business-wide transformation initiatives – spanning treasury and yield optimization, leading an algorithmic trading firm, emerging technology deployment, and operational restructuring – that delivered millions in annualized savings while simultaneously driving revenue diversification and growth, and long-term financial sustainability.

Prior to Hedera, Gani served as Head of Finance at Aptos Labs, where she was recruited as the company’s first senior finance executive, playing a pivotal role in the Initial Coin Offering (ICO) and establishment of the Aptos Foundation while building the financial infrastructure required to scale the business for institutional partnerships and stakeholder reporting, besides capital, treasury and revenue diversification.

At Gemini, Gani led a sweeping business transformation during a period of explosive crypto growth in 2021, building out the global financial operations for a business valued at $7.1 billion. She played a critical leadership role in diversification of their global revenue stream (DeFi, NFT, trading, stablecoin, custody, credit card, derivatives, and staking) in the U.S and expansion to Asia Pacific region and Europe, besides the first external capital raise of $400 million for GEMI.

At JUUL Labs, Gani served in senior global leadership roles during a period of unprecedented hypergrowth. She led the company through IPO readiness, global expansion, encompassing four acquisitions, three capital raises, and multiple debt restructurings.

Gani’s earlier career includes senior financial roles at publicly traded global manufacturing and retail companies, and she began her career at Ernst & Young – giving her a rare combination of Big Four rigor, public company discipline, and startup agility.

“I have spent my career building the financial and operational foundations that allow visionary companies to scale without limits,” said Madelene Gani. “Solana Company is at an extraordinary inflection point, and I am energized by the opportunity to bring the full weight of my experience to bear – driving operational excellence, optimizing our treasury and yield strategy, diversifying our revenue, and building the institutional-grade infrastructure that we believe will define the next era of digital asset treasury companies. The Pacific Backbone is precisely the kind of initiative I've been preparing for: complex, multi-jurisdictional, institutional-grade infrastructure that must be built fast and built right. I've done this before. Now we do it for Solana Company."

About Madelene Gani

Madelene Gani is a globally recognized finance operations leader and Certified Public Accountant (AICPA, Active) with a career spanning public companies, hyper-growth startups, and the most prominent names in Web3. Her expertise encompasses SEC financial reporting, global treasury and tax strategy, IPO readiness, M&A, business intelligence and data analytics, cybersecurity risk mitigation, and enterprise-wide digital transformation. She holds a Bachelor of Business Administration from the University of San Diego.

Forward Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of the U.S. federal securities laws. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expect”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential” or “continue”, the negative of such terms or other comparable terminology. There can be no assurance that such statements will prove to be accurate and actual results and future events could differ materially from those expressed or implied by such statements. Forward-looking statements may include, among others, the Company’s expectations for its executive leadership; the implementation of the Company’s digital asset treasury strategy; and the timing and execution of the Company’s planned infrastructure buildout.

These forward-looking statements are based on current expectations, estimates, assumptions, and projections, and involve known and unknown risks, uncertainties, and other factors-many of which are beyond the Company’s control-that may cause actual results, performance, or achievements to differ materially from those expressed or implied by such statements. Important factors that may affect actual results include, among others, capital requirements to achieve the Company’s business objectives; expected benefits and implementation of the Company’s digital asset treasury strategy, expected staking, yield and broader opportunities across the Solana ecosystem; the Company’s expected token treasury growth, the impact on the Company of global macroeconomic conditions including effects from supply chain constraints, including risks related to manufacturing delays, logistics challenges, labor shortages, disruptions in the banking system and financial markets; high levels of inflation and high interest rates on the Company’s ability to operate its business and access capital markets; the success of the Company’s business plan; the Company’s operating costs and use of cash; the Company’s ability to achieve significant revenues; and other risks and uncertainties described under “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, and in other subsequent filings with the Securities and Exchange Commission. These filings are available at www.sec.gov. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by law.

About Solana Company

Solana Company (NASDAQ: HSDT) is a listed digital asset treasury dedicated to acquiring Solana (SOL), created in partnership with Pantera and Summer Capital. Focused on maximizing SOL per share by leveraging capital markets opportunities and on-chain activity, Solana Company offers public market investors optimal exposure to Solana’s secular growth.

https://www.solanacompany.co/

MEDIA CONTACT:

John Collins, Collins Strategy Group

john@CollinsSG.com